OPPENHEIMER MONEY MARKET FUND, INC.
                 Supplement Dated January 5, 1996 to the
                      Prospectus dated May 1, 1995

The following changes are made to the Prospectus:

1. The name "Oppenheimer Management Corporation" is changed to "OppenheimerFunds, Inc." in "Expenses - Annual Fund Operating Expenses," "A Brief Overview of the Fund - Who Manages The Fund," "How the Fund is Managed-The Manager and Its Affiliates" and the back cover page of the Prospectus. The name "Oppenheimer Funds Distributor, Inc." is changed to "OppenheimerFunds Distributor, Inc." in "How the Fund is Managed - The Distributor," "How to Buy Shares - Buying Shares Through the Distributor" and the back cover page of the Prospectus. The name "Oppenheimer Shareholder Services" is changed to "OppenheimerFunds Services" on the front and back cover pages of the Prospectus, in "How the Fund is Managed
- the Transfer Agent" and in "How to Sell Shares - Selling Shares by
Mail."

2. In "How to Exchange Shares," new second and third sentences are added to the first paragraph of the section on page 21 as follows:

When Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, a contingent deferred sales charge Class A contingent deferred sales charge may be deducted from the proceeds. That sales charge will be equal to 1.0% of either (1) of the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.


January 5, 1996